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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 21, 2003



                               THE OILGEAR COMPANY
             (Exact name of Registrant as specified in its charter)


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
       WISCONSIN                       000-00822                       39-0514580
(State of Incorporation)        (Commission File Number)     (I.R.S. Employer Identification No.)


            2300 SOUTH 51ST STREET
            POST OFFICE BOX 343924
             MILWAUKEE, WISCONSIN                                       53234-3924
 (Address of principal executive offices)                               (Zip Code)
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                                 (414) 327-1700
              (Registrant's telephone number, including area code)



                               ------------------



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On March 21, 2003, The Oilgear Company announced its loss in the fourth quarter of 2002 and for the year ended December 31, 2002 in the press release attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

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
                  Exhibit Number                Exhibit
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
                  99.1                          Press Release dated March 21, 2003 (Filed herewith)
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE OILGEAR COMPANY

Date:  March 28, 2003
                                       By:     /s/ Thomas J Price
                                          --------------------------------------
                                          Thomas J. Price, Vice President,--
                                          Chief Financial Officer and Secretary



                                 EXHIBIT INDEX
                                 -------------

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
                  Exhibit Number                Exhibit
                  --------------                -------
                  99.1                          Press Release dated March 21, 2003 (Filed herewith)
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